Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated December 31, 2012 to the
Statutory Prospectuses for Institutional Class and Class A, Class C, Class D and Class P Shares of
Allianz Funds Multi-Strategy Trust, dated October 3, 2012 (as revised December 21, 2012)
and to the Statement of Additional Information dated October 3, 2012 (as revised December 17, 2012)
Disclosure Relating to AllianzGI Structured Alpha Fund and
AllianzGI U.S. Equity Hedged Fund (the “Funds”)
Sub-Adviser Name Change
Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC (“AGI Capital” or “AGIC”), the Sub-Adviser to the Funds, will be renamed Allianz Global Investors U.S. LLC (“AGI U.S.”). All references to “Allianz Global Investors Capital LLC”, “AGI Capital” and “AGIC” will be changed accordingly.
Please retain this Supplement for future reference.